UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

Equitable Financial Corp.
(Exact name of registrant as specified in its charter)

United States	0-51514	14-1941649
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

113 North Locust Street, Grand Island, Nebraska 68801
(Address of principal executive offices) (Zip Code)

 (308) 382-3136
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 24, 2007, H. Lawrence Hansen notified Equitable Financial Corp. (the “Company”) that, due to health reasons, he is resigning effective as of May 31, 2007 from the Board of Directors of the Company, the Company’s wholly-owned subsidiary, Equitable Bank, and the Company’s majority stockholder, Equitable Financial MHC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Equitable Financial Corp.

Date: April 24, 2007	By:	/s/ Richard L. Harbaugh
Richard L. Harbaugh
President and Chief Executive Officer